Accounts Receivable, Net	12 Months Ended
Mar. 31, 2023
Accounts Receivable, Net [Abstract]
ACCOUNTS RECEIVABLE, NET

NOTE 4 — ACCOUNTS RECEIVABLE, NET

	As of March 31,
	2022	2023
	RMB	RMB
Accounts receivable	22,543	52,444
Allowance for doubtful accounts	(126)	(136)
Accounts receivable, net	22,417	52,308

The Company analyzed the collectability of accounts receivable based on historical collection and the customers’ intention of payment. As a result of such analysis, the allowance for doubtful accounts was as follows:

	2021	2022	2023
	RMB	RMB	RMB
Balance at beginning of year	838	878	126
Additions for the year	50	—	—
Written off for the year	—	(748)	—
Foreign currency translation difference	(10)	(4)	10
Balance at the end of year	878	126	136

As of March 31, 2022 and 2023, the allowance for doubtful accounts amounted to RMB0.1 million. The Company determined that the collection of these customers’ receivable is not probable due to financial difficulties experienced by related customers.